                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 10, 2007
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                                BNS Holding, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                             1-5881                  20-1953457
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(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)

25 Enterprise Center, Suite 104, Middletown, Rhode Island               02842
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         (Address of principal executive offices)                     (zip code)

       Registrant's telephone number, including area code: (401) 848-6300
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                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 3.01   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
            OR STANDARD; TRANSFER OF LISTING

      On August 13, 2007, BNS Holding, Inc. (the "Company") filed a Notification of Removal from Listing and/or Registration Under Section 12(b) of the
Securities Exchange Act of 1934, as amendment (the "Exchange Act"), on Form 25
(the "Form 25") with the Securities and Exchange Commission (the "Commission").
The Form 25 notified the Commission of the Company's desires to cease the listing and trading of the Company's Class A Common Stock, $0.01 par value per share (the "Common Stock"), and Preferred Stock Purchase Rights on the Boston
Stock Exchange since it has less than 300 holders of record as a result of the
Reverse/Forward Stock Split (as defined below). The Form 25 is effective 10 days after filing (August 23, 2007). A copy of the Form 25 has been sent to the
Boston Stock Exchange.

Item 5.03   AMENDMENTS TO THE ARTICLES OF INCORPORATION OR BYLAWS; CHANGE OF
            FISCAL YEAR

      On August 10, 2007, the Company announced that it filed amendments to its
Certificate of Incorporation which (i) effectuated a reverse stock split of its outstanding shares of Common Stock, whereby the Company effected a 1-for-200 reverse stock split, such that stockholders of record owning fewer than 200 shares of Common Stock have had such shares converted into the right to receive
$13.62 for each share of Common Stock held prior to the reverse stock split, immediately followed by a 200-for-1 forward stock split (the "Reverse/Forward
Stock Split"); (ii) granted the Company an option to acquire shares proposed to be transferred by stockholders subsequent to such Reverse/Forward Stock Split if, after the proposed transfer, there would be 250 or more holders of record of the Common Stock (the "Right of First Refusal"); and (iii) decreased the number of authorized shares of Class A Common Stock, $.01 par value, from 30,000,000 to
5,000,000, and eliminated the authorized shares of Class B Common Stock, $.01 par value (the "Authorized Share Reduction").

      The amendments were approved by the stockholders of the Company on July
19, 2007 followed by the approval of the Board of Directors of the Company.

ITEM 8.01   OTHER EVENTS

      On August 13, 2007, the Company issued a press release relating to the various corporate actions described above.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            Exhibit 3(i).1. --  Certificate of Amendment to Certificate of
                                Incorporation to effectuate the Reverse Stock
                                Split.

            Exhibit 3(i).2. --  Certificate of Amendment to Certificate of
                                Incorporation to effectuate the Forward Stock
                                Split.

            Exhibit 3(i).3. --  Certificate of Amendment to Certificate of
                                Incorporation to effectuate the Right of First
                                Refusal.

            Exhibit 3(i).4. --  Certificate of Amendment to Certificate of
                                Incorporation to effectuate the Authorized Share
                                Reduction.

            Exhibit 99.1 --     Press Release of BNS Holding Inc. dated August
                                13, 2007.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BNS HOLDING, INC.

Dated: August 13, 2007                    By: /s/ Terry Gibson
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                                              Name:  Terry Gibson
                                              Title: Chief Financial Officer

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